Exhibit 10.31


                                              AMENDED AND RESTATED July 21, 2006













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                           FOURTH AMENDED AND RESTATED
                                    BYE-LAWS


                                       OF


                           XL FINANCIAL ASSURANCE LTD








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

                                TABLE OF CONTENTS

Bye-Law Page                                                                                                Page

1.    Interpretation...........................................................................................1
2.    Board of Directors.......................................................................................4
3.    Management of the Company................................................................................4
4.    Power to appoint managing director or chief executive officer............................................4
5.    Power to appoint manager.................................................................................4
6.    Power to authorise specific actions......................................................................4
7.    Power to appoint attorney................................................................................4
8.    Power to delegate to a committee.........................................................................5
9.    Power to appoint and dismiss employees...................................................................5
10.   Power to borrow and charge property......................................................................5
11.   Exercise of power to purchase shares of or discontinue the Company.......................................5
12.   Election of Directors....................................................................................5
13.   Defects in appointment of Directors......................................................................5
14.   Alternate Directors......................................................................................6
15.   Removal of Directors.....................................................................................6
16.   Vacancies on the Board...................................................................................7
17.   Notice of meetings of the Board..........................................................................7
18.   Quorum at meetings of the Board..........................................................................7
19.   Meetings of the Board....................................................................................7
20.   Unanimous written resolutions............................................................................8
21.   Contracts and disclosure of Directors' interests.........................................................8
22.   Remuneration of Directors................................................................................8
23.   Officers of the Company..................................................................................8
24.   Appointment of Officers..................................................................................9
25.   Remuneration of Officers.................................................................................9
26.   Duties of Officers.......................................................................................9
27.   Chairman of meetings.....................................................................................9
28.   Register of Directors and Officers.......................................................................9
29.   Obligations of Board to keep minutes.....................................................................9
30.   Indemnification of Directors and Officers of the Company................................................10
31.   Waiver of claim by Member...............................................................................10
32.   Notice of annual general meeting........................................................................10
33.   Notice of special general meeting.......................................................................10
34.   Accidental omission of notice of general meeting........................................................10
35.   Meeting called on requisition of Members................................................................11
36.   Short notice............................................................................................11
37.   Postponement of meetings................................................................................11
38.   Quorum for general meeting..............................................................................11
39.   Adjournment of meetings.................................................................................11
40.   Attendance at meetings..................................................................................11
41.   Written resolutions.....................................................................................12
42.   Attendance of Directors.................................................................................12
43.   Voting at meetings......................................................................................12
44.   Voting on show of hands.................................................................................13
45.   Decision of chairman....................................................................................13

                                                                                                            Page

46.   Demand for a poll.......................................................................................13
47.   Seniority of joint holders voting.......................................................................14
48.   Instrument of proxy.....................................................................................14
49.   Representation of corporations at meetings..............................................................14
50.   Rights of shares........................................................................................14
51.   Power to issue shares...................................................................................17
52.   Variation of rights, alteration of share capital and purchase of shares of the Company..................18
53.   Registered holder of shares.............................................................................18
54.   Death of a joint holder.................................................................................19
55.   Share certificates......................................................................................19
56.   Calls on shares.........................................................................................19
57.   Forfeiture of shares....................................................................................19
58.   Contents of Register of Members.........................................................................20
59.   Inspection of Register of Members.......................................................................20
60.   Determination of record dates...........................................................................20
61.   Instrument of transfer..................................................................................20
62.   Restriction on transfer.................................................................................20
63.   Transfers by joint holders..............................................................................21
64.   Representative of deceased Member.......................................................................21
65.   Registration on death or bankruptcy.....................................................................21
66.   Declaration of dividends by the Board...................................................................21
67.   Other distributions.....................................................................................21
68.   Reserve fund............................................................................................22
69.   Deduction of amounts due to the Company.................................................................22
70.   Issue of bonus shares...................................................................................22
71.   Records of account......................................................................................22
72.   Financial year end......................................................................................22
73.   Financial statements....................................................................................23
74.   Appointment of Auditor..................................................................................23
75.   Remuneration of Auditor.................................................................................23
76.   Vacation of office of Auditor...........................................................................23
77.   Access to books of the Company..........................................................................23
78.   Report of the Auditor...................................................................................23
79.   Notices to Members of the Company.......................................................................24
80.   Notices to joint Members................................................................................24
81.   Service and delivery of notice..........................................................................24
82.   The seal................................................................................................24
83.   Manner in which seal is to be affixed...................................................................24
84.   Winding-up/distribution by liquidator...................................................................24
85.   Alteration of Bye-laws..................................................................................25

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                                      -25-

                                 INTERPRETATION

1.       INTERPRETATION

         (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings respectively:

                  (a) "Act" means the Companies Act 1981, as amended from time to time;

                  (b) "Alternate Director" means an alternate Director appointed in accordance with these Bye-laws;

                  (c)      "Auditor" includes any individual or partnership;

                  (d) "Board" means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

                  (e) "Change in Control" means any Person or "group" (within the meaning of Sections 13(d) or 14(d) of the U.S. Securities Exchange Act of 1934) (other than XL Insurance (Bermuda) Ltd) individually or taken as a whole (a) shall have acquired beneficial ownership of 30% or more of voting power of the capital shares of the Company or SCA having ordinary voting power in the election of directors or (b) shall have the power (whether or not exercised) to elect a majority of the Board of Directors of the Company or SCA;

                  (f) "Code" means the United States Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder;

                  (g) "Common Shares" means the common shares of the Company;

                  (h) "Common Shares Directors" means Directors elected by the Common Shares Members;

                  (i) "Common Shares Members" means Members holding the Common Shares;

                  (j) "Company" means the company for which these Bye-laws are approved and confirmed;

                  (k) "Director" means a director of the Company and shall include an Alternate Director;

                  (l) "Extraordinary Event" means the occurrence of any one of the events listed below absent the approval by a majority of the Common Shares and the Series A Preferred Shares each voting separately as a class of any one of the following listed events (and 30 days shall have elapsed since receipt of Notice by the Company from such non-approving Member or Members of the occurrence of an Extraordinary Event):

                           (i) any amendment or repeal of any provision of the Company's Memorandum of Association or Bye-laws that is materially adverse to a class that fails to approve such amendment or repeal;

                           (ii)     any Change in Control; or

                           (iii) any issuance of Series A Preferred Shares to any Person other than the then current Series A Preferred Shares Members.

                  (m) "Fixed Dividends" means a cumulative regular annual dividend at a rate of 8.25% per annum payable by the Company on the Series A Preferred Share Investment Amount;

                  (n) "Member" means the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons as the context so requires;

                  (o) "Notice" means written notice as further defined in these Bye-laws unless otherwise specifically stated;

                  (p) "Officer" means any person appointed by the Board to hold an office in the Company;

                  (q) "Person" means an individual, corporation, partnership, limited liability company, trust, unincorporated association or other entity or organization of any type;

                  (r) "Rating Agencies" means initially Standard & Poor's Ratings Services and Moody's Investors Service, Inc. and thereafter those securities rating agencies designated by the Board;

                  (s) "Rating Event" means either of the following actions by any of the Rating Agencies: (i) the downgrade or withdrawal of the Company's claims-paying ability or insurer/insurance financial strength or equivalent rating or (ii) the placement of the Company's rating on credit watch or the equivalent with negative implications;

                  (t) "Register of Directors and Officers" means the Register of Directors and Officers referred to in these Bye-laws;

                  (u) "Register of Members" means the Register of Members referred to in these Bye-laws;

                  (v) "Resident Representative" means any person appointed to act as resident representative and includes any deputy or assistant resident representative;

                  (w) "SCA" means Security Capital Assurance Ltd, a Bermuda limited liability company, its successors or permitted assigns;

                  (x) "SCA Shares" means common shares, par value $.01 per share, of SCA listed on the New York Stock Exchange and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend, combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization;

                  (y) "Secretary" means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary;

                  (z) "Series A Preferred Share Investment Amount" means $54,016,221.00 , as adjusted from time to time to reflect any partial redemption of the Series A Preferred Shares pursuant to Section 50(4)(c)(1) hereof.

                  (aa) "Series A Preferred Shares" means the Series A preferred shares of the Company;

                  (bb) "Series A Preferred Shares Director" means the Director elected by the Series A Preferred Shares Members;

                  (cc) "Series A Preferred Shares Members" means Members holding Series A Preferred Shares;

                  (dd) "Subsidiary" means any Person having control over a majority of the voting interests of any other Person; and

                  (ee) "Total Dividends" means, in respect of any fiscal year and as of any date of determination thereof, the aggregate amount of cash dividends and fair market value of non-cash dividends paid by the Company in respect of the Common Shares and the Series A Preferred Shares with respect to such fiscal year through the date of determination thereof.

         (2)      In these Bye-laws, where not inconsistent with the context:

                  (a) words denoting the plural number include the singular number and vice versa;

                  (b) words denoting the masculine gender include the feminine gender;

                  (c) words importing persons include companies, associations or bodies of persons whether corporate or not;

                  (d)      the word:

                           (i)      "may" shall be construed as permissive;

                           (ii)     "shall" shall be construed as imperative;
                                    and

                  (e) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

         (3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography and other modes of representing words in a visible form.

         (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

                               BOARD OF DIRECTORS

2.       BOARD OF DIRECTORS

         The business of the Company shall be managed and conducted by the Board.

3.       MANAGEMENT OF THE COMPANY

         (1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting subject, nevertheless, to these Bye-laws, the provisions of any statute and to such directions as may be prescribed by the Company in general meeting.

         (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

         (3) The Board may procure that the Company pays all expenses incurred in promoting and incorporating the Company.

4.       POWER TO APPOINT MANAGING DIRECTOR OR CHIEF EXECUTIVE OFFICER

         The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.       POWER TO APPOINT MANAGER

         The Board may appoint a person to act as manager of the Company's day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.       POWER TO AUTHORISE SPECIFIC ACTIONS

         The Board may from time to time and at any time authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

7.       POWER TO APPOINT ATTORNEY

         The Board may from time to time and at any time by power of attorney appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney's personal seal with the same effect as the affixation of the seal of the Company.

8.       POWER TO DELEGATE TO A COMMITTEE

         The Board may delegate any of its powers to a committee appointed by the Board which may consist partly or entirely of non-Directors and every such committee shall conform to such directions as the Board shall impose on them.

9.       POWER TO APPOINT AND DISMISS EMPLOYEES

         The Board may appoint, suspend or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.      POWER TO BORROW AND CHARGE PROPERTY

         The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.      EXERCISE OF POWER TO PURCHASE SHARES OF OR DISCONTINUE THE COMPANY

         (1) The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to Section 42A of the Act.

         (2) The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

12.      ELECTION OF DIRECTORS

         The Board shall consist of not less than two Directors or such number in excess thereof as the Members may from time to time determine who shall be elected or appointed in the first place at the statutory meeting of the Company and thereafter, except in the case of casual vacancy, at the annual general meeting or at any special general meeting called for the purpose and who shall hold office for such term as the Members may determine or, in the absence of such determination, until the next annual general meeting or until their successors are elected or appointed or their office is otherwise vacated, and any general meeting may authorise the Board to fill any vacancy in their number left unfilled at a general meeting. So long as any Series A Preferred Shares are outstanding, the Series A Preferred Shares Members as a class shall be entitled to elect as a separate class by majority vote of the class two Director to serve on the Board and each committee of the Board. The remaining Directors shall be elected by majority vote of the Common Shares Members subject to any future rights, if any, to elect Directors which may be granted to and exercised by holders of shares of the Company issued pursuant to Section 51 hereof.

13.      DEFECTS IN APPOINTMENT OF DIRECTORS

         All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.      ALTERNATE DIRECTORS

         (1) Any general meeting of the Company may elect a person or persons to act as a Director in the alternative to any one or more of the Directors of the Company or may authorise the Board to appoint such Alternate Directors, PROVIDED THAT (a) any alternate for a Series A Preferred Shares Director shall only be elected by majority vote of the Series A Preferred Shares Members voting as a class (b) any alternate for a Common Shares Director shall only be elected by majority vote of the Common Shares Members voting as a class and (c) any alternate for any Director elected by the holders of any future shares or class of shares issued pursuant to Section 51 hereof shall be elected by majority vote of such holder of shares or class of shares. Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself or herself by notice in writing deposited with the Secretary. Any person so elected or appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative.

         (2) An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director for whom such Alternate Director was appointed.

         (3) An Alternate Director shall cease to be such if the Director for whom such Alternate Director was appointed ceases for any reason to be a Director but may be re-appointed by the Board as alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

15.      REMOVAL OF DIRECTORS

         (1) Subject to any provision to the contrary in these Bye-laws, the Members may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director, PROVIDED THAT the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director's removal and PROVIDED FURTHER THAT
(a) the Series A Preferred Shares Director shall only be removed by majority vote of the Series A Preferred Shares Members voting as a class (b) a Common Shares Director shall only be removed by majority vote of the Common Shares Members voting as a class and (c) any Director elected by the holders of any future shares or class of shares issued pursuant to Section 51 hereof shall only be removed by majority vote of such holders of shares or class of shares.

         (2) A vacancy on the Board created by the removal of a Director under the provisions of subparagraph (1) of this Bye-law may be filled by the Members at the meeting at which such Director is removed and, in the absence of such election or appointment, the Board may fill the vacancy; PROVIDED THAT (a) any vacancy created by the removal of the Series A Preferred Shares Director shall only be filled by majority vote of the Series A Preferred Shares Members voting as a class (b) any vacancy created by the removal of a Common Shares Director shall only be filled by majority vote of the Common Shares Members voting as a class and (c) any vacancy created by the removal of a Director elected by the holders of any future shares or class of shares issued pursuant to Section 51 hereof shall only be filled by majority vote of such holders of shares or class of shares.

16.      VACANCIES ON THE BOARD

         (1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of the death, disability, disqualification or resignation of any Director and to appoint an Alternate Director to any Director so appointed; PROVIDED THAT any vacancy created by the removal of the Series A Preferred Shares Director shall only be filled by majority vote of the Series A Preferred Shares Members voting as a class and any vacancy created by the removal of any Director elected by the holders of any shares or class of shares issued pursuant to Section 51 hereof shall only be filled by majority vote of such holders.

         (2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting of the Company or (ii) preserving the assets of the Company.

         (3)      The office of Director shall be vacated if the Director:

                  (a) is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

                  (b) is or becomes bankrupt or makes any arrangement or composition with his or her creditors generally;

                  (c)      is or becomes of unsound mind or dies;

                  (d) resigns his or her office by notice in writing to the Company.

17.      NOTICE OF MEETINGS OF THE BOARD

         (1) A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board on prior notice to all Directors of at least two business days.

         (2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible and non-transitory form at such Director's last known address or any other address given by such Director to the Company for this purpose.

18.      QUORUM AT MEETINGS OF THE BOARD

         The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of Directors.

19.      MEETINGS OF THE BOARD

         (1) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

         (2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

         (3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

         (4) Each Common Shares Director shall be entitled to ten votes and the Series A Preferred Shares Director shall be entitled to one vote with respect to a vote on any matter put to a vote at a meeting of the Board or any committee thereof.

20.      UNANIMOUS WRITTEN RESOLUTIONS

         A resolution in writing signed by all the Directors which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution. For the purposes of this Bye-law only, "Director" shall not include an Alternate Director.

21.      CONTRACTS AND DISCLOSURE OF DIRECTORS' INTERESTS

         (1) Any Director, or any Director's firm, partner or any company with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Director's firm, partner or such company shall be entitled to remuneration for professional services as if such Director were not a Director, PROVIDED THAT nothing herein contained shall authorize a Director or Director's firm, partner or such company to act as Auditor of the Company.

         (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

         (3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22.      REMUNERATION OF DIRECTORS

         The remuneration (if any) of the Directors shall be determined by the Company in general meeting and shall be deemed to accrue from day to day. If so approved by the Members at a general meeting, the Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

                                    OFFICERS

23.      OFFICERS OF THE COMPANY

         The Officers of the Company shall consist of a President and a Vice President or a Chairman and a Deputy Chairman, a Secretary and such additional Officers as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws.

24.      APPOINTMENT OF OFFICERS

         (1) The Board shall, as soon as possible after the statutory meeting of Members and after each annual general meeting, appoint a President and a Vice President or a Chairman and a Deputy Chairman who shall be Directors.

         (2) The Secretary and additional Officers, if any, shall be appointed by the Board from time to time.

25.      REMUNERATION OF OFFICERS

         The Officers shall receive such remuneration as the Board may from time to time determine.

26.      DUTIES OF OFFICERS

         The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

27.      CHAIRMAN OF MEETINGS

         Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and if not the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

28.      REGISTER OF DIRECTORS AND OFFICERS

         The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

                                     MINUTES

29.      OBLIGATIONS OF BOARD TO KEEP MINUTES

         (1) The Board shall cause minutes to be duly entered in books provided for the purpose:

                  (a)      of all elections and appointments of Officers;

                  (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

                  (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

         (2) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

                                    INDEMNITY

30.      INDEMNIFICATION OF DIRECTORS AND OFFICERS OF THE COMPANY

         The Directors, Secretary and other Officers (such term to include, for the purposes of Bye-laws 30 and 31, any person appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless (including, without limitation, the advancement of legal costs) out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said persons.

31.      WAIVER OF CLAIM BY MEMBER

         Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his or her duties with or for the Company, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

                                    MEETINGS

32.      NOTICE OF ANNUAL GENERAL MEETING

         The annual general meeting of the Company shall be held in each year other than the year of incorporation at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. At least five days' notice of such meeting shall be given to each Member stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

33.      NOTICE OF SPECIAL GENERAL MEETING

         The President or the Chairman or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five days' notice which shall state the date, time, place and the general nature of the business to be considered at the meeting.

34.      ACCIDENTAL OMISSION OF NOTICE OF GENERAL MEETING

         The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

35.      MEETING CALLED ON REQUISITION OF MEMBERS

         Notwithstanding anything herein, the Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

36.      SHORT NOTICE

         A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

37.      POSTPONEMENT OF MEETINGS

         The Secretary may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

38.      QUORUM FOR GENERAL MEETING

         At any general meeting of the Company, two persons present in person and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, PROVIDED THAT, if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine.

39.      ADJOURNMENT OF MEETINGS

         The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present (and shall if so directed), adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

40.      ATTENDANCE AT MEETINGS

         Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

41.      WRITTEN RESOLUTIONS

         (1) Subject to subparagraph (6), anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members of the Company, may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

         (2) A resolution in writing may be signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members, or any class thereof, in as many counterparts as may be necessary.

         (3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

         (4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

         (5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

         (6)      This Bye-law shall not apply to:

                  (a) a resolution passed pursuant to Section 89(5) of the Act; or

                  (b) a resolution passed for the purpose of removing a Director before the expiration of his or her term of office under these Bye-laws.

42.      ATTENDANCE OF DIRECTORS

         The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any general meeting.

43.      VOTING AT MEETINGS

         (1) Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

         (2) No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

44.      VOTING ON SHOW OF HANDS

         At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand.

45.      DECISION OF CHAIRMAN

         At any general meeting, a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

46.      DEMAND FOR A POLL

         (1) Notwithstanding the provisions of the immediately preceding two Bye-laws, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

                  (a)      the chairman of such meeting; or

                  (b) at least three Members present in person or represented by proxy; or

                  (c) any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

                  (d) any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

         (2) Where, in accordance with the provisions of subparagraph (1) of this Bye-law, a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in subparagraph (4) of this Bye-Law or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.

         (3) A poll demanded in accordance with the provisions of subparagraph (1) of this Bye-law, for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the Chairman (or acting chairman) may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

         (4) Where a vote is taken by poll, each person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. At the conclusion of the poll, the ballot papers shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

47.      SENIORITY OF JOINT HOLDERS VOTING

         In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

48.      INSTRUMENT OF PROXY

         The instrument appointing a proxy shall be in writing in the form, or as near thereto as circumstances admit, of Form "A" in the Schedule hereto, under the hand of the appointor or of the appointor's attorney duly authorised in writing, or if the appointor is a corporation, either under its seal, or under the hand of a duly authorised officer or attorney. The decision of the chairman of any general meeting as to the validity of any instrument of proxy shall be final.

49.      REPRESENTATION OF CORPORATIONS AT MEETINGS

         A corporation which is a Member may, by written instrument, authorise such person as it thinks fit to act as its representative at any meeting of the Members and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

                            SHARE CAPITAL AND SHARES

50.      RIGHTS OF SHARES

         (1) Subject to any resolution of the Members to the contrary and the rights of the preferred shares issued pursuant to Section 51(5) hereof, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the share capital of the Company shall be divided into Common Shares and Series A Preferred Shares.

         (2) The Board shall adopt dividend guidelines with respect to the Common Shares and the Series A Preferred Shares requiring:

                  (a) Total Dividends under this clause (a) in respect of each fiscal year to be no less than the Fixed Dividend for such fiscal year; and

                  (b) annual dividends (in addition to the dividend required under clause (a) of any amounts that exceed the reasonable needs of the business of the Company as determined by the Board as of the close of each fiscal year so long as any such dividend does not cause a Rating Event.

Such dividends may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. Dividends pursuant to paragraph 2 of this Bye-law in respect of any fiscal year shall be determined and paid no later than 200 days after the end of such fiscal year.

         (3) The holders of the Common Shares shall, subject to the provisions of these Bye-laws:

                  (a)      be entitled to three votes per share;

                  (b) be entitled to such dividends as the Board may from time to time declare in accordance with these Bye-laws;

                  (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company remaining after (i) distributions in respect of the Series A Preferred Shares pursuant to paragraph 4(d) of this Bye-law and
                           (ii) distribution to any other shares or class of shares issued pursuant to Section 51(5) hereof that have preferred or other special rights with respect to winding-up, dissolution or distribution of capital of the Company; and

                  (d) generally be entitled to enjoy all of the rights attaching to shares.

         (4) The holders of the Series A Preferred Shares shall, subject to the provisions of the Bye-laws:

                  (a)      be entitled to one vote per share; and

                  (b) be entitled to receive the Fixed Dividend on their Series A Preferred Shares.

                  The Fixed Dividend in respect of each fiscal year shall be paid in equal quarterly installments no later than the last day of the end of the calendar quarter commencing with the first calendar quarter of 2006.

                  (c)      be subject to the following terms and provisions:

                           (i) At any time, the Series A Preferred Shares shall be redeemable by the Company in whole or in part at its sole option at a redemption price equal to the sum of (i) the Series A Preferred Share Investment Amount and (ii) any accrued and unpaid Fixed Dividends to but excluding the date of such redemption, times the percentage of the then outstanding Series A Preferred Shares to be so redeemed (and pro-rated in the event of any partial calendar quarter); PROVIDED, HOWEVER, that no partial redemption by the Company shall cause the value of the remaining outstanding Series A Preferred Shares to be less than 10% of the total equity capitalization of the Company. The Company's Notice of such redemption shall be delivered to the Members and shall set forth the number of Series A Preferred Shares to be redeemed and a date for such redemption that is not less than thirty (30) days from date of the delivery of the Notice of such redemption to the Members.

                           (ii) At any time after the tenth anniversary of the date of the initial issuance of Series A Preferred Shares (i.e., at any time after November 3, 2008), the Series A Preferred Shares shall be redeemed by the Company in whole but not in part at the election of Members holding a majority of the Series A Preferred Shares at their sole option at a redemption price equal to the sum of (i) the Series A Preferred Share Investment Amount and (ii) any accrued and unpaid Fixed Dividends to but excluding the date of such redemption (and pro-rated in the event of any partial calendar quarter), PROVIDED THAT
                                    (i) the Series A Preferred Shares shall be redeemed by the Company in whole but not in part at the election of the Members holding a majority of the Series A Preferred Shares at their sole election at a redemption price equal to the Series A Preferred Share Investment Amount plus any accrued and unpaid Fixed Dividends to but excluding the date of such redemption (and pro-rated in the event of any partial calendar quarter) at any time so long as an Extraordinary Event shall have occurred and be continuing. The Series A Preferred Shares Members' Notice of such redemption shall be delivered to the Company and the other Members and shall set forth a date for such redemption that is not less than thirty (30) days from date of the delivery of the Notice of such redemption to the other Members. The Series A Preferred Shares Members' Notice of such redemption shall be delivered to the Company and each other Member within ninety (90) days of such Extraordinary Event and shall set forth a date for such redemption that is not less than sixty (60) and not more than ninety (90) days from the date of the delivery of the Notice of such redemption to the Company and each other Member.

                           (iii) On the date of redemption at the option of the Company, pursuant to subparagraph (c)(i) of this Bye-law, the Company shall deliver, or cause a third Person to deliver, to the Series A Preferred Shares Members cash equal to the applicable redemption price of the redeemed Series A Preferred Shares. On the date of redemption at the option of the majority of Series A Preferred Shares Members pursuant to subparagraph (c)(ii) of this Bye-law, the Company shall deliver, or cause a third Person to deliver, to the Series A Preferred Shares Members cash equal to the applicable redemption price of the redeemed Series A Preferred Shares; PROVIDED THAT in the event of a redemption at the option of such Series A Preferred Shares Members pursuant to subparagraph(c) (ii) of this Bye-law due to the occurrence and continuation of an Extraordinary Event that has a material adverse effect on the rights of the Series A Preferred Shares, such Preferred Share Members may elect at their option for the Company to deliver, or cause a third Person to deliver, to them cash or SCA Shares that, in the aggregate, equal the applicable redemption price of the redeemed Series A Preferred Shares. SCA Shares delivered on the date of redemption of Series A Preferred Shares shall be valued based on the average closing price of such shares on the New York Stock Exchange ("NYSE") on the ten (10) trading days immediately prior to the date three business days prior to the date of redemption, PROVIDED THAT, if such shares shall not be listed on the NYSE, then such shares shall be valued in accordance with the procedures prescribed in Bye-law 50(4)(c) hereof, as such procedures may be appropriately and reasonably modified by the appraiser. Any SCA Shares to be delivered pursuant to this Bye-law shall have no less favorable rights and benefits than those associated with other ordinary shares of SCA. Prior to such delivery, the Series A Preferred Shares Members shall have the right, at the expense of SCA, to receive such opinions of counsel reasonably acceptable to them as the Preferred Members may reasonably request, PROVIDED THAT the Company may delay the delivery of such SCA Shares for a reasonable time to obtain such opinions. The Company shall pay interest to the Series A Preferred Shares Members on any shortfall in the redemption price that is not delivered on the date of redemption until payment thereof at the ninety-day United States Treasury bill rate for bills sold nearest to the redemption date. In any event, the Company shall deliver, or cause a third Person to deliver, to the Series A Preferred Shares Members the redemption price, plus unpaid interest thereon as provided above, no later than one hundred eighty days after the date of Redemption. If a third Person delivers the SCA Shares to the Series A Preferred Shares Members, the Series A Preferred Shares Members shall deliver the Series A Preferred Shares on the redemption date to such third Person.

                  (d) In the event of a winding-up or dissolution of the Company whether voluntary or involuntary or for the purposes of a reorganisation or otherwise, or upon any distribution of capital, be entitled, to the extent of the availability of assets of the Company, subject to the rights of any shares or class of shares issued pursuant to Section 51(5) hereof and in priority to the Common Shares Members, to receive an amount equal to the sum of (i) the Series A Preferred Share Investment Amount and (ii) any accrued and unpaid Fixed Dividends to but excluding the date of such redemption (and pro-rated in the event of any partial calendar quarter), PROVIDED THAT the Series A Preferred Shares Members shall not be entitled to any further or other right of participation in the assets of the Company.

51.      POWER TO ISSUE SHARES

         (1) Subject to these Bye-laws and to any resolution of the Members to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have power to issue any unissued shares of the Company on such terms and conditions as it may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise as the Company may from time to time by resolution of the Members prescribe.

         (2) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

         (3) The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of a purchase or subscription made or to be made by any person of or for any shares in the Company, but nothing in this Bye-Law shall prohibit transactions mentioned in Sections 39A, 39B and 39C of the Act.

         (4) The Company may from time to time do any one or more of the following things:

                  (a) make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

                  (b) accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up; and

                  (c) issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

         (5) Pursuant to Section 51(1) above, the Board shall authorize and issue Series B Preferred Shares, par value $120.00 per share with a liquidation preference of $100,000.00 per share and an aggregate liquidation preference of $200,000,000.00, having such rights and restrictions as set forth in the resolutions of the Members attached hereto as EXHIBIT A.

52. VARIATION OF RIGHTS, ALTERATION OF SHARE CAPITAL AND PURCHASE OF SHARES OF THE COMPANY

         (1) Subject to the provisions of Sections 42 and 43 of the Act, any preference shares may be issued or converted into shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may by resolution of the Members determine.

         (2) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47 (7) of the Act.

         (3) The Company may from time to time by resolution of the Members change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Sections 45 and 46 of the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

         (4) The Company may from time to time purchase its own shares in accordance with the provisions of Section 42A of the Act.

53.      REGISTERED HOLDER OF SHARES

         (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

         (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member's address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

54.      DEATH OF A JOINT HOLDER

         Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

55.      SHARE CERTIFICATES

         (1) Each Common Shares Member and Series A Preferred Shares Member shall be entitled to a certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

         (2) The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such shares have been allotted.

         (3) If any such certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid or destroyed, the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

56.      CALLS ON SHARES

         (1) The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies unpaid on the shares allotted to or held by such Members and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

         (2) The Board may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

57.      FORFEITURE OF SHARES

         (1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice in the form, or as near thereto as circumstances admit, of Form "B" in the Schedule hereto.

         (2) If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

         (3) A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

                               REGISTER OF MEMBERS

58.      CONTENTS OF REGISTER OF MEMBERS

         The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

59.      INSPECTION OF REGISTER OF MEMBERS

         The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

60.      DETERMINATION OF RECORD DATES

         Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

         (a)      determining the Members entitled to receive any dividend; and

         (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

                               TRANSFER OF SHARES

61.      INSTRUMENT OF TRANSFER

         (1) An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form "C" in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

         (2) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

62.      RESTRICTION ON TRANSFER

         (1) The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share. The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained.

         (2) If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

63.      TRANSFERS BY JOINT HOLDERS

         The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

                             TRANSMISSION OF SHARES

64.      REPRESENTATIVE OF DECEASED MEMBER

         In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member's interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

65.      REGISTRATION ON DEATH OR BANKRUPTCY

         Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in the form, or as near thereto as circumstances admit, of Form "D" in the Schedule hereto. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

66.      DECLARATION OF DIVIDENDS BY THE BOARD

         The Board may, subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

67.      OTHER DISTRIBUTIONS

         The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company.

68.      RESERVE FUND

         The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve fund to be used to meet contingencies or for equalising dividends or for any other special purpose.

69.      DEDUCTION OF AMOUNTS DUE TO THE COMPANY

         The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

                                 CAPITALISATION

70.      ISSUE OF BONUS SHARES

         (1) The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

         (2) The Company may capitalise any sum standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

                        ACCOUNTS AND FINANCIAL STATEMENTS

71.      RECORDS OF ACCOUNT

         The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

         (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

         (b)      all sales and purchases of goods by the Company; and

         (c)      the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83(2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

72.      FINANCIAL YEAR END

         The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

73.      FINANCIAL STATEMENTS

         Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

                                      AUDIT

74.      APPOINTMENT OF AUDITOR

         Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

75.      REMUNERATION OF AUDITOR

         The remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine.

76.      VACATION OF OFFICE OF AUDITOR

         If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor's services are required, the Board shall, as soon as practicable, convene a special general meeting to fill the vacancy thereby created.

77.      ACCESS TO BOOKS OF THE COMPANY

         The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

78.      REPORT OF THE AUDITOR

         (1) Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

         (2) The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

         (3) The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

                                     NOTICES

79.      NOTICES TO MEMBERS OF THE COMPANY

         A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such Member's address in the Register of Members or to such other address given for the purpose. For the purposes of this Bye-law, a notice may be sent by mail, courier service, cable, telex, telecopier, facsimile or other mode of representing words in a legible and non-transitory form.

80.      NOTICES TO JOINT MEMBERS

         Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

81.      SERVICE AND DELIVERY OF NOTICE

         Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile or other method as the case may be.

                               SEAL OF THE COMPANY

82.      THE SEAL

         The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use outside Bermuda.

83.      MANNER IN WHICH SEAL IS TO BE AFFIXED

         The seal of the Company shall not be affixed to any instrument except attested by the signature of a Director and the Secretary or any two Directors, or any person appointed by the Board for the purpose, PROVIDED THAT any Director, Officer or Resident Representative may affix the seal of the Company attested by such Director, Officer or Resident Representative's signature to any authenticated copies of these Bye-laws, the incorporating documents of the Company, the minutes of any meetings or any other documents required to be authenticated by such Director, Officer or Resident Representative.

                                   WINDING-UP

84.      WINDING-UP/DISTRIBUTION BY LIQUIDATOR

         If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid. Such division shall be carried out as between the Members or different classes of Members in accordance with Bye-law 50(4)(d). The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

                             ALTERATION OF BYE-LAWS

85.      ALTERATION OF BYE-LAWS

         No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

                                      *****
                                       ***
                                        *

                         SCHEDULE - FORM A (BYE-LAW 48)

                             ----------------------

                                      PROXY

I/We
of                                                                           the
holder(s) of share(s) in the above-named company hereby appoint
or failing him/her                       or failing him/her as my/our proxy to
vote on my/our behalf at the general meeting of the Company to be held on the
             day of                   , 20  , and at any adjournment thereof.

Dated this               day of                   , 20

*GIVEN under the seal of the Company
*Signed by the above-named

--------------------------------

--------------------------------
Witness

*Delete as applicable.

                         SCHEDULE - FORM B (Bye-law 57)

            NOTICE OF LIABILITY TO FORFEITURE FOR NON PAYMENT OF CALL

You have failed to pay the call of [amount of call] made on the           day of
           , 20   last, in respect of the [number] share(s) [numbers in figures]
standing in your name in the Register of Members of the Company, on the
day of           , 20   last, the day appointed for payment of such call. You
are hereby notified that unless you pay such call together with interest thereon
at the rate of           per annum computed from the said                day of
             , 20   last, on or before the           day of           , 20
next at the place of business of the Company the share(s) will be liable to be forfeited.

Dated this           day of           , 20

[Signature of Secretary]
By order of the Board

                         SCHEDULE - FORM C (Bye-law 61)

                          TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED                                                      [amount]
                                                                    [transferor]
hereby sell assign and transfer unto                                [transferee]
of                                                                     [address]
                                                              [number of shares]
shares of                                                      [name of Company]

Dated ________________

                                                      --------------------------
                                                             (Transferor)
In the presence of:

-------------------------
        (Witness)

                                                      --------------------------
                                                             (Transferee)
In the presence of:

-------------------------
        (Witness)

                         SCHEDULE - FORM D (Bye-law 65)

TRANSFER BY A PERSON BECOMING ENTITLED ON DEATH/BANKRUPTCY OF A MEMBER

I/We having become entitled in consequence of the [death/bankruptcy] of [name of the deceased Member] to [number] share(s) standing in the register of members of [Company] in the name of the said [name of deceased Member] instead of being registered myself/ourselves elect to have [name of transferee] (the "Transferee") registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee his or her executors administrators and assigns subject to the conditions on which the same were held at the time of the execution thereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

WITNESS our hands this           day of              , 20

Signed by the above-named        )
[person or persons entitled]     )
in the presence of:              )

Signed by the above-named        )
[transferee]                     )
in the presence of:              )